                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 5, 2004


                         DANIELSON HOLDING CORPORATION
                                ---------------
             (Exact name of Registrant as Specified in Its Charter)


      Delaware                      1-6732                   95-6021257
      --------                      ------                   ----------
     (State or Other       (Commission file number)       (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
    Incorporation or
      Organization)

                            2 North Riverside Plaza
                                   Suite 600
                            Chicago, Illinois 60606
                         -----------------------------

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 (312) 466-4030
                                ----------------
              (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------
         (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Material Events And Regulation FD Disclosures.

      On April 5, 2004, Danielson Holding Corporation (the "Company") issued a press release announcing that Samuel Zell, Chairman of the Board of Directors, President and Chief Executive Officer of the Company has indicated his intention to step down as both the President and the Chief Executive Officer and as a member of the Board of Directors not later than December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a)     Financial Statements - Not Applicable.
(b)     Pro Forma Financial Information - Not Applicable.
(c)     Exhibits

Exhibit No.     Exhibit
-----------     -------
99.1            Press Release issued by Danielson Holding Corporation dated
                April 5, 2004 regarding the intention of Samuel Zell to step down as both the President and the Chief Executive Officer and as a member of the Board of Directors not later than
                December 31, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 5, 2004

DANIELSON HOLDING CORPORATION
(Registrant)



By:     /s/ Philip G. Tinkler
        -------------------------------------
Name:   Philip G. Tinkler,
Title:  Chief Financial Officer

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                         DANIELSON HOLDING CORPORATION

                                 EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------
99.1            Press Release issued by Danielson Holding Corporation dated
                April 5, 2004 regarding the intention of Samuel Zell to step down as both the President and the Chief Executive Officer and as a member of the Board of Directors not later than
                December 31, 2004.